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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2004

                                 CASCADE BANCORP
             (Exact name of Registrant as specified in its charter)

                Oregon                      0-23322           93-1034484
    (State or other jurisdiction of       (Commission      I.R.S. Employer
     incorporation or organization)       File Number)    Identification No.)

                               1100 NW Wall Street
                               Bend, Oregon 97701
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (541) 385-6205
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K file is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

        On December 16, 2004, Cascade Bancorp announced by press release its issuance of $20 million in trust preferred securities. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of Business Acquired

            Not applicable.

        (b) Prof Forma Financial Information

            Not applicable.

        (c) Exhibits

            Exhibit 99.1 Press Release announcement of the issuance of trust preferred securities.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                           CASCADE BANCORP

                                           By: /s/ Gregory D. Newton
                                               ---------------------------------
                                               Gregory D. Newton
                                               Executive Vice President/
                                               Chief Financial Officer/Secretary

Date: 12/16/2004